MILESTONE TREASURY OBLIGATIONS FUND

Premium Class Shares

Summary Prospectus     January 20, 2012, as amended March 19, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 20, 2012, as amended March 19, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com  or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@geminifund.com.

Investment Objective

The Treasury Obligations Fund is a money market fund that seeks to provide its shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Premium Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.35%
Shareholder Servicing Fees	0.25%
Remaining Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver and Expense Reimbursements	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements *	0.65%

The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until March 31, 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 0.65% of the Fund's average net assets for Premium Class Shares of the Fund.  Additionally, the Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until March 31, 2013 to ensure that the daily yield will be at least zero for each share class.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Premium Class Shares
1	$66
3	$219
5	$385
10	$866

Principal Investment Strategies

As a fundamental policy, which cannot be changed without shareholder approval, the Fund invests only in:

•

U.S. Treasury obligations maturing in 397 days or less.

•

Repurchase agreements fully collateralized by U.S. Treasury obligations.

The Fund may invest in U.S. Treasury obligations or repurchase agreements without limit. Although the Fund intends to be fully invested in these instruments, it may hold a de minimis amount of cash for a short period prior to investment or payment of the proceeds of redemption.

The Fund will maintain an average maturity computed on a dollar-weighted basis of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Investment Risks

Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency. Thus, while the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will do so. It is possible to lose money by investing in the Fund.  If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from a decline in the value of those securities, reduced levels of income, and expenses of enforcing its rights.

Performance

The following bar charts and tables below provide some indication of the risks of investing in the Fund by showing changes in the performance of each share class of the Fund from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. Performance for the period prior to January 20, 2012 is that of the Treasury Obligations Portfolio, a series of The Milestone Funds, the predecessor of the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information for AdvisorOne Funds is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Annual Returns for Years Ended December 31,

Annual Returns for Years Ended December 31,

Best Quarter	December 31, 2006	1.18%
Worst Quarter	March 31, 2011	0.00%*

* Less than 0.005%

Average Annual Total Returns

(For the periods ended December 31, 2011)

	1 Year	5 years	10 Years
Premium Class Shares	0.01%	1.12%	1.51%
Lipper U.S. Treasury Money Market Funds Index	0.01%	1.12%	1.46%

The Premium Class Shares' seven-day current yield on December 30, 2011 was 0.01%.

Investment Adviser

CLS Investments, LLC.

Portfolio Manager

Marc Pfeffer, Senior Portfolio Manager of the adviser serves as Portfolio Manager of the Fund.  Except for a three-year period during which Mr. Pfeffer worked at Bear Stearns & Co. Inc. (2001-2003), he has been the Portfolio Manager of the Fund, and its predecessor, since 1994.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described in the section titled "How Shares Are Priced" of the Fund's Prospectus.

Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund's website www.advisoronefunds.com..  You also may purchase and redeem shares through a financial intermediary.

The minimum initial investment for Premium Class Shares is $100,000. There is no minimum subsequent investment.

Tax Information

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's web site for more information.

3